Dispositions - Narrative (Details) - USD ($) $ in Millions	12 Months Ended
	Jan. 03, 2021	Jul. 04, 2021
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Description and timing of disposal	On June 30, 2021, the Company's Board of Directors approved a stock purchase agreement, which was subsequently entered into by the Company on July 1, 2021, for the sale of all of the outstanding capital stock of Taco Cabana, Inc., including nearly all related assets and liabilities, for a cash purchase price of $85.0 million subject to reduction for (i) closing adjustments of approximately $4.6 million and (ii) certain other working capital adjustments as set forth in the stock purchase agreement. The transaction was completed August 16, 2021.
Cash purchase price of disposition		$ 85.0
Closing adjustments		$ 4.6